CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

(Unaudited)

David R. Wilmerding, Jr.

Chairman

May 26, 2022

Fellow Partner:

Our Fund earned $3.14 per share of net investment income in the three months ended March 31, 2022, compared to $2.59 per share in the same period of 2021.

After providing for the March 31, 2022 distribution, the net asset value per partnership share on March 31, 2022 was $974.90. The net asset value on December 31, 2021, our last report date, was $1,024.81.

Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average™ will be found in the accompanying Investment Adviser’s Report.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

(Unaudited)

Portfolio Review

Summary

U.S. equity markets declined during the first quarter of 2022, resulting in a decline of the S&P 500® Index (“S&P 500”) of -4.60% for the three months ended March 31, 2022. Growth stocks, as measured by the S&P 500® Growth Index, returned -8.60%, while value stocks, as measured by the S&P 500® Value Index, returned -0.17%. Small company stocks, as measured by the Russell 2000 Index, returned -7.53%, and global stocks, as represented by the MSCI World Stock Index, produced a -5.03% return during the first three months of the year.

Early in the first quarter of 2022, expectations that the Federal Reserve might raise the benchmark interest rate more significantly than first anticipated, combined with high valuations for most equity holdings coming into the year, produced the sharpest downturn since the Covid-19 pandemic began.

In late February 2022, the Russian invasion of Ukraine added additional energy cost headwinds, as both countries played an important role in the export of raw materials, agricultural commodities, oil, and gas. The initial sanctions levied on Russia initially excluded oil and gas exports, but fear of future sanctions and ‘self-sanctioning’ among private companies to get ahead of potential official restrictions resulted in sustained higher energy prices worldwide. In Europe, this was particularly acute, and may result in a faster slowdown in GDP growth than initially expected when the year began.

In China, Covid-19 outbreaks and the government’s insistence on a ‘zero-covid’ policy led to massive lockdowns in the south of the country as well as Shanghai, one of the busiest export terminals in the nation. This continued to exacerbate supply chain issues during the latter part of the first quarter, which had started to improve up to that point.

These issues were coupled with expectations of slowing revenue and earnings growth in most U.S. listed companies. While fourth quarter 2021 earnings came in largely ahead of estimates, guidance for the second quarter and the remainder of 2022 was on average lower than expected.

Performance Attribution

During the first quarter of 2022, the portfolio returned -4.63%, slightly underperforming its benchmark index, the S&P 500, which returned -4.60% during the same period.

During the quarter, in the energy and healthcare sectors, both security selection and sector weightings were detractors to relative performance, although by small amounts. Stock selection in the consumer discretionary and financials sectors resulted in larger relative underperformance, even though the sector weightings themselves helped performance. The overweight in Nike, Inc. and The Home Depot, Inc. caused underperformance in the consumer discretionary sector. The overweight of Moody’s Corporation and JPMorgan Chase & Co. led to underperformance in the financial sector.

The primary reason for the underperformance by the Fund overall came from five of the Fund's current top six holdings. Air Products and Chemicals, Inc., Microsoft Corporation, and Abbott Laboratories, in addition to the two financial holdings mentioned above, all underperformed the broader index. These heavier weightings constituted 31.75% of the Fund as of March 31, 2022.

On the positive side, the fund outperformed in the communication services, consumer staples, industrials, and information technology sectors. The Fund's largest holding, The Union Pacific Corporation, outperformed both the broader index and sector benchmark during the quarter. The Fund's holdings in the information technology sector were not weighted heavily toward companies with excessive valuations, and consequently outperformed the sector.

1

Portfolio Review

Outlook

The current inflationary environment in the U.S. was initially driven by excessive monetary and fiscal stimulus in the immediate aftermath of the pandemic, as too much money chased too few goods. That dynamic has shifted in the past six months as higher energy prices and shortages of raw materials and commodities are driving up production costs that are ultimately passed on to the consumer. We expect the Federal Reserve will continue to tighten monetary conditions by increasing interest rates and shrinking its balance sheet as a response. This kind of environment has not been positive for equity holdings in the past, and we may expect continued volatility through the remainder of 2022 as these inflationary concerns will remain front and center in the minds of investors.

Any opinions expressed are those of Mitchell Sinkler & Starr as of the date of this report and are subject to change based on changes in market or economic conditions. The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. Past performance is not a guarantee of future results. Please call 1-866-311-7541 for the most recent month-end performance. In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by Mitchell Sinkler & Starr to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)

PERFORMANCE SUMMARY
As of March 31, 2022
(Unaudited)

	Chestnut Street Exchange Fund	S&P 500® Index	DJIATM Index
1st Quarter 2022	-4.63%	-4.60%	-4.10%
1 Year	7.11%	15.65%	7.11%
3 Years*	12.92%	18.92%	12.57%
5 Years*	11.64%	15.99%	13.40%
10 Years*	11.61%	14.64%	12.77%
Annualized	11.08%(1)	11.69%(1)	11.52%(1)
Cumulative	11,516.19%(1)	14,748.00%(1)	13,809.02%(1)

The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*	Average Annual Return
(1)	Fund Inception 12/29/76

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)

SCHEDULE OF INVESTMENTS
March 31, 2022
(Unaudited)

	SHARES	VALUE
COMMON STOCKS: 98.9%
BANKS: 8.2%
Bank of America Corp.	42,257	$ 1,741,834
JPMorgan Chase & Co.	87,492	11,926,909
Wells Fargo & Co.	59,341	2,875,665
		16,544,408
CAPITAL GOODS: 6.2%
3M Co.	20,735	3,087,027
Emerson Electric Co.	86,366	8,468,186
General Electric Co.	10,135	927,353
Westinghouse Air Brake Technologies Corp.	436	41,930
		12,524,496

CONSUMER DURABLES & APPAREL: 1.2%
NIKE, Inc.	18,609	2,504,027
		2,504,027

DIVERSIFIED FINANCIALS: 8.1%
Moody's Corp.	48,871	16,489,564
		16,489,564

ENERGY: 3.4%
Exxon Mobil Corp.	51,438	4,248,264
Schlumberger Ltd. ^	62,125	2,566,384
		6,814,648

FOOD & STAPLES RETAILING: 1.2%
Walmart, Inc.	16,094	2,396,718
		2,396,718

FOOD, BEVERAGE & TOBACCO: 4.0%
Altria Group, Inc.	13,542	707,570
Kraft Heinz Co.	3,165	124,669
Mondelez International, Inc.	9,405	590,446
PepsiCo, Inc.	32,829	5,494,918
Philip Morris International, Inc.	13,542	1,272,135
		8,189,738

HEALTH CARE EQUIPMENT & SERVICES: 5.8%
Abbott Laboratories	98,563	11,665,917
		11,665,917

MATERIALS: 7.6%
Air Products and Chemicals, Inc.	44,225	11,052,270
Cabot Corp.	64,783	4,431,805
		15,484,075

MEDIA & ENTERTAINMENT: 12.5%
Alphabet, Inc. Class A*	2,283	6,349,822
Comcast Corp. Class A	177,470	8,309,145
Walt Disney Co. *	65,094	8,928,293
ViacomCBS, Inc. Class B	44,760	1,692,376
		25,279,636

	SHARES	VALUE

PHARMACEUTICALS & BIOTECHNOLOGY: 7.2%
Johnson & Johnson	50,730	$ 8,990,878
Merck & Co., Inc.	64,896	5,324,717
Organon & Co.	6,490	226,696
		14,542,291

RETAILING: 4.1%
Amazon.com, Inc.*	897	2,924,175
Home Depot, Inc.	17,648	5,282,576
		8,206,751

SEMICONDUCTORS: 4.2%
Intel Corp.	170,002	8,425,299
		8,425,299
SOFTWARE & SERVICES: 10.4%
Check Point Software Technologies Ltd. *^	34,204	4,729,045
Microsoft Corp.	38,394	11,837,254
Oracle Corp.	53,348	4,413,480
		20,979,779

TECHNOLOGY, HARDWARE & EQUIPMENT: 5.6%
Apple, Inc.	57,561	10,050,726
Cisco Systems, Inc.	21,224	1,183,450
		11,234,176

TRANSPORTATION: 9.2%
Union Pacific Corp.	68,366	18,678,275
		18,678,275
Total Common Stocks
(Cost: $21,753,200)		199,959,798

* Non-Income Producing
^ Foreign Issued Security

TOTAL INVESTMENT IN SECURITIES
(Cost: $21,753,200)	98.9%	$ 199,959,798
Other assets	1.4%	2,859,188
Other liabilities	(0.3)%	(620,688)
NET ASSETS
(Applicable to 207,404 partnership shares outstanding)	100.0%	$ 202,198,298
Net Asset Value Per Share		$ 974.90

Net assets applicable to shares owned by:
Limited partners
(207,361 shares)		$ 202,156,377
Managing general partners
(43 shares)		41,921
NET ASSETS		$ 202,198,298

For purposes of this report, the securities in the portfolio have been organized by their respective Global Industry Classification Standard (GICS®) code. GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS
March 31, 2022
(Unaudited)

(A)	SECURITY VALUATIONS

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 are becoming more widely available, the future impact of COVID-19 is currently unknown, and the pace of recovery may vary from market to market, which may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Fair Value Measurements—The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described below:

	•	Level 1	—	quoted prices in active markets for identical securities
	•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in active markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)
	•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2022

(Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The following is a summary of inputs used, as of March 31, 2022, in valuing the Fund’s investments carried at value:

	Total Value at March 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$199,959,798	$199,959,798	$-	$-

*	See details of industry breakout in the Schedule of Investments.

For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

MANAGING GENERAL PARTNERS
Gordon L. Keen, Jr.
Langhorne B. Smith
David R. Wilmerding, Jr.

INVESTMENT ADVISER
Mitchell Sinkler and Starr, Inc.
Two Penn Center Plaza, Suite 1320
Philadelphia, PA 19102

ADMINISTRATOR	First Quarter Report
U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202	March 31, 2022
(Unaudited)

Chestnut Street Exchange Fund
TRANSFER AGENT	223 Wilmington West
U.S. Bank Global Fund Services	Chester Pike, Suite 216
615 East Michigan Street	Chadds Ford, PA 19137
Milwaukee, WI 53202	1-866-311-7541